Exhibit 32.1

Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350, as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

          I, Vincent C. Smith, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Quest Software, Inc. on Form 10-Q/A for the quarterly period ended September 30, 2002, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Quest Software, Inc.

By:	/s/ VINCENT C. SMITH

Name:	Vincent C. Smith
Title:	Vice President, Finance and Operations and Chief Executive Officer